UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022 (January 25, 2022)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 25, 2022, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2021. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Core non-interest expense:
Total non-interest expense	$47,991	$57,860	$33,250	$183,737	$133,695
Less: acquisition-related expenses	918	16,209	77	21,423	489
Less: pension settlement charges	—	143	4	143	1,054
Less: severance expenses	16	—	771	79	1,055
Less: COVID-19 related expenses	566	181	126	1,248	1,332
Less: Peoples Bank Foundation, Inc. contribution	—	—	—	500	—
Less: contract negotiation expenses	(603)	1,851	—	1,248	—
Core non-interest expense	$47,094	$39,476	$32,272	$159,096	$129,765

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Efficiency ratio:
Total non-interest expense	$47,991	$57,860	$33,250	$183,737	$133,695
Less: amortization of other intangible assets	1,508	1,279	909	4,775	3,223
Adjusted total non-interest expense	46,483	56,581	32,341	178,962	130,472

Total non-interest income	20,647	16,346	16,501	69,717	63,672
Add: net loss on investment securities	(158)	(166)	(751)	(862)	(368)
Add: net gain (loss) on asset disposals and other transactions	1,784	(308)	(53)	1,325	(290)
Total non-interest income, excluding net gains and losses	19,021	16,820	17,305	69,254	64,330

Net interest income	54,579	42,578	34,308	172,395	138,923
Add: fully tax-equivalent adjustment (a)	380	351	251	1,350	1,054
Net interest income on a fully tax-equivalent basis	54,959	42,929	34,559	173,745	139,977

Adjusted revenue	$73,980	$59,749	$51,864	$242,999	$204,307

Efficiency ratio	62.83%	94.70%	62.36%	73.65%	63.86%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$47,094	$39,476	$32,272	$159,096	$129,765
Less: amortization of other intangible assets	1,508	1,279	909	4,775	3,223
Adjusted core non-interest expense	45,586	38,197	31,363	154,321	126,542

Adjusted revenue	$73,980	$59,749	$51,864	$242,999	$204,307

Efficiency ratio adjusted for non-core items	61.62%	63.93%	60.47%	63.51%	61.94%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2021	2021	2021	2021	2020

Tangible equity:
Total stockholders' equity	$845,204	$831,882	$585,505	$578,893	$575,673
Less: goodwill and other intangible assets	296,627	295,415	221,576	184,007	184,597
Tangible equity	$548,577	$536,467	$363,929	$394,886	$391,076

Tangible assets:
Total assets	$7,068,376	$7,059,752	$5,067,634	$5,143,052	$4,760,764
Less: goodwill and other intangible assets	296,627	295,415	221,576	184,007	184,597
Tangible assets	$6,771,749	$6,764,337	$4,846,058	$4,959,045	$4,576,167

Tangible book value per common share:
Tangible equity	$548,577	$536,467	$363,929	$394,886	$391,076
Common shares outstanding	28,297,771	28,265,791	19,660,877	19,563,979	19,563,979

Tangible book value per common share	$19.39	$18.98	$18.51	$20.18	$19.99

Tangible equity to tangible assets ratio:
Tangible equity	$548,577	$536,467	$363,929	$394,886	$391,076
Tangible assets	$6,771,749	$6,764,337	$4,846,058	$4,959,045	$4,576,167

Tangible equity to tangible assets	8.10%	7.93%	7.51%	7.96%	8.55%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Pre-provision net revenue:
Income (loss) before income taxes	$34,848	$(7,930)	$24,836	$58,655	$42,646
Add: provision for credit losses	—	8,994	—	—	26,254
Add: loss on OREO	2	32	162	34	197
Add: loss on investment securities	556	316	1,020	2,046	1,023
Add: loss on other assets	235	363	148	714	601
Add: net loss on other transactions	—	6	—	—	—
Less: recovery of credit losses	7,613	—	7,277	280	—
Less: gain on OREO	307	—	43	315	77
Less: gain on investment securities	397	150	269	1,184	655
Less: gain on other transactions	1,511	—	—	1,504	—
Less: gain on other assets	203	93	214	462	431
Pre-provision net revenue	$25,610	$1,538	$18,363	$57,704	$69,558

Total average assets	7,098,927	5,475,147	4,837,978	5,672,607	4,739,289

Pre-provision net revenue to total average assets (annualized)	1.43%	0.11%	1.51%	1.02%	1.47%
Weighted-average common shares outstanding – diluted	28,114,980	20,789,271	19,442,284	21,959,883	19,843,806
Pre-provision net revenue per common share – diluted	$0.91	$0.07	$0.94	$2.62	$3.49

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net income adjusted for non-core items:
Net income (loss)	$27,926	$(5,758)	$20,573	$47,734	$34,767
Add: net loss on investment securities	158	166	751	862	368
Less: tax effect of net loss on investment securities (a)	33	35	158	181	77
Add: loss on asset disposals and other transactions	—	308	53	—	290
Less: tax effect of net loss on asset disposals and other transactions (a)	—	65	11	—	61
Less: gain on asset disposals and other transactions (a)	1,784	—	—	1,325	—
Add: tax effect of net loss on asset disposals and other transactions (a)	375	—	—	278	—
Add: acquisition-related costs	918	16,209	77	21,420	1,459
Less: tax effect of acquisition-related costs (a)	193	3,404	16	4,498	306
Add: severance expenses	16	—	771	79	1,055
Less: tax effect of severance expenses (a)	3	—	162	17	222
Add: pension settlement charges	—	143	4	143	1,054
Less: tax effect of pension settlement charges (a)	—	30	1	30	221
Add: COVID-19-related expenses	566	181	126	1,248	1,332
Less: tax effect of COVID-19-related expenses (a)	119	38	26	262	280
Add: Peoples Bank Foundation, Inc. contribution	—	—	—	500	—
Less: tax effect of Peoples Bank Foundation, Inc. contribution	—	—	—	105	—
Add: contract negotiation expenses	—	1,851	—	1,851	—
Less: tax effect of contract negotiation expenses	—	389	—	389	—
Less: refund of contract negotiation expense	603	—	—	603	—
Add: tax effect of refund of contract negotiation expense	127	—	—	127	—
Net income adjusted for non-core items	$27,351	$9,139	$21,981	$66,832	$39,158

Days in the period	92	92	92	365	366
Days in the year	365	365	366	365	366
Annualized net income (loss)	$110,793	$(22,844)	$81,845	$47,734	$34,767
Annualized net income adjusted for non-core items	$108,512	$36,258	$87,446	$66,832	$39,158
Return on average assets:
Annualized net income (loss)	$110,793	$(22,844)	$81,845	$47,734	$34,767
Total average assets	$7,098,927	$5,475,147	$4,837,978	$5,672,607	$4,739,289
Return on average assets	1.56%	(0.42)%	1.69%	0.84%	0.73%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$108,512	$36,258	$87,446	$66,832	$39,158
Total average assets	$7,098,927	$5,475,147	$4,837,978	$5,672,607	$4,739,289
Return on average assets adjusted for non-core items	1.53%	0.66%	1.81%	1.18%	0.83%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net income excluding amortization of other intangible assets:
Net income (loss)	$27,926	$(5,758)	$20,573	$47,734	$34,767
Add: amortization of other intangible assets	1,508	1279	909	4,775	3,223
Less: tax effect of amortization of other intangible assets (a)	317	269	191	1,003	677
Net income (loss) excluding amortization of other intangible assets	$ 29,11	$(4,748)	$ 21,29	$ 51,50	$ 37,31

Days in the period	92	92	92	365	366
Days in the year	365	365	366	365	366
Annualized net income (loss)	$ 110,79	$(22,844)	$ 81,84	$ 47,73	$ 34,76
Annualized net income (loss) excluding amortization of other intangible assets	$ 115,51	$(18,837)	$ 84,70	$ 51,50	$ 37,31

Average tangible equity:
Total average stockholders' equity	$836,799	$627,783	$566,292	$656,633	$575,386
Less: average goodwill and other intangible assets	298,337	232,361	185,093	234,683	181,526
Average tangible equity	$538,462	$395,422	$381,199	$421,950	$393,860

Return on average stockholders' equity ratio:
Annualized net income (loss)	$110,793	$(22,844)	$81,845	$47,734	$34,767
Average stockholders' equity	$836,799	$627,783	$566,292	$656,633	$575,386

Return on average stockholders' equity	13.24%	(3.64)%	14.45%	7.27%	6.04%

Return on average tangible equity ratio:
Annualized net income (loss) excluding amortization of other intangible assets	$115,519	$(18,837)	$84,701	$51,506	$37,313
Average tangible equity	$538,462	$395,422	$381,199	$421,950	$393,860

Return on average tangible equity	21.45%	(4.76)%	22.22%	12.21%	9.47%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 25, 2022 to discuss results of operations for the quarter and twelve months ended December 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 28, 2022	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer